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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 29, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS
           OF FEBRUARY 1, 1996, PROVIDING FOR THE ISSUANCE OF MORTGAGE
                    PASS-THROUGH CERTIFICATES, SERIES 1996-C1


                 Salomon Brothers Mortgage Securities VII, Inc.

             (Exact name of registrant as specified in its charter)


            DELAWARE                33-84924           13-3439681
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)        Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                        10048
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-7000


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                                       -2-


Item 1, Items 3 through 6, and Item 8 are not included because they are not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On February 29, 1996, a single series of mortgage pass-through certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of February 1, 1996 (the "Cut-off Date"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Registrant"), Midland Loan Services, L.P. as master servicer and special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of twelve classes (each, a "Class") of Certificates, five of which Classes are designated as the Class A-1 Certificates, Class A-2 Certificates, Class B Certificates, Class C Certificates, and Class D Certificates (collectively, the "Offered Certificates"); and seven of which Classes are designated as the Class IO Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class R-I Certificates, Class R-II Certificates and Class R-III Certificates (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 43 first priority, multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-off Date of $212,045,633.94. Each Mortgage Loan is secured by a first lien on a commercial or multifamily property (or, in the case of four Mortgage Loans, cross-collateralized by four commercial properties).

                  The Mortgage Loans were acquired by the Registrant from Salomon Brothers Realty Inc. (the "Seller") pursuant to a Mortgage Loan Purchase Agreement, dated as of February 27, 1996 (the "Purchase Agreement"), between the Registrant and the Seller. The Certificates were sold by the Depositor to Salomon Brothers Inc (the "Underwriter") pursuant to an underwriting agreement, dated as of February 27, 1996 (the "Underwriting Agreement"), between the Registrant and the Underwriter.




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                                       -3-


                  The Certificates have the following initial Certificate Balances and initial PassThrough Rates:

                                 Initial                         Initial
                               Certificate                    Pass-Through
Class                            Balance                         Rate(2)

  A-1                         $50,000,000.00                     6.4690%
  A-2                         $81,468,000.00                     6.7803%
  B                           $14,843,000.00                     7.1267%
  C                           $14,843,000.00                     7.3011%
  D                            $9,542,000.00                     7.7490%
  IO                                N/A(1)                       1.7265%
  E                           $21,204,000.00                     9.1839%
  F                           $11,132,000.00                     9.1839%
  G                            $9,013,633.94                     9.1839%
  R-I                               N/A(3)                        N/A(3)
  R-II                              N/A(3)                        N/A(3)
  R-III                             N/A(3)                        N/A(3)

--------------------------
(1)      $170,696,000 initial Class IO Notional Amount.

(2) The Pass-Through Rate for each of the Class B, Class C, Class D, Class IO, Class E, Class F and Class G Certificates is variable and subject to change.

(3) The Class R-I, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

                  The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 14, 1996, and the Prospectus Supplement, dated February 27, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.



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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits

                      EXHIBIT NO.                        DESCRIPTION

                          4.1 Pooling and Servicing Agreement, dated as of February 1, 1996, attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"),
                                                Midland Loan Services, L.P. as
                                                master servicer and special
                                                servicer, LaSalle National Bank
                                                as trustee and ABN AMRO Bank
                                                N.V. as fiscal agent relating to
                                                Mortgage Pass-Through
                                                Certificates Series 1996-C1.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SALOMON BROTHERS MORTGAGE
                                         SECURITIES VII, INC.



                                         By:       /s/ Ian McColough
                                         Name:    Ian McColough
                                         Title:   Assistant Vice President


Dated:  February 29, 1996



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
                                               Index To Exhibits

                                                                                             Sequentially
  Exhibit No.                               Description                                       Numbered Page


    4.1 Pooling and Servicing Agreement, dated as of February 1, 1996, attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities
                  VII, Inc. as depositor (the "Depositor"), Midland
                  Loan Services, L.P. as master servicer and special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent relating to Mortgage Pass-Through Certificates
                  Series 1996-C1.